Exhibit 10(q)
                            Indemnification Agreement


THIS  AGREEMENT is made and entered into this ___ day of November,  1996 between
Amdahl    Corporation,    a   Delaware    corporation    ("Corporation"),    and
______________("Officer").


                                Witnesseth That:


WHEREAS, Officer, an officer of Corporation, performs a valuable service in such capacity for Corporation; and

WHEREAS, Corporation has adopted By-Laws (the "By-Laws") providing for the indemnification of the officers and directors of Corporation pursuant to the Delaware General Corporation Law, as amended (the "Code"); and

WHEREAS, the Code by its non-exclusive nature and the By-Laws by express provision, permit contracts between Corporation and its directors and officers with respect to indemnification of such officers; and

WHEREAS, in accordance with the authorization as provided by the Code, Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in their performance as directors and officers of Corporation; and

WHEREAS, there exists general uncertainty as to the extent of protection which will be afforded officers of the Corporation by such D & O Insurance and by statutory and bylaw indemnification provisions; and

WHEREAS, in order to induce Officer to continue to serve as an officer of Corporation, Corporation has determined and agreed to enter into this contract with Officer;

NOW, THEREFORE, in consideration of Officer's continued service as an officer after the date hereof, the parties hereto agree as follows:


1. Indemnity of Officer. Pursuant to the By-Laws and subject only to the exclusions set forth in Section 2 hereof, Corporation hereby agrees to hold harmless and indemnify Officer against any and all expenses and loss (including

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     inter alia,  attorneys'  fees,  judgments,  fines,  ERISA  excise  taxes or penalties and amounts paid in settlement) actually and reasonably incurred by Officer in connection with the investigation, defense or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is or was an officer of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

2. Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by Corporation:

     (a) except to the extent the aggregate of losses to be indemnified pursuant to Section 1 exceeds the amount of such losses for which Officer is indemnified either pursuant to the Code or pursuant to any D & O Insurance purchased and maintained by Corporation;

     (b) in respect to remuneration paid to Officer if such remuneration was in violation of law;

     (c) on account of any suit in which judgment is rendered against Officer for an accounting of profits made from the purchase or sale by Officer of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

     (d) on account of Officer's conduct which Corporation's Board of Directors determines was knowingly fraudulent, deliberately dishonest, knowingly contrary to Corporation's policies, or constituted willful misconduct; or

     (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

3. Continuation of Obligations. All agreements and obligations of Corporation contained herein shall continue during the period Officer is an officer of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that Officer was an officer of Corporation or serving in any other capacity referred to herein.

4. Notification and Defense of Claim. Promptly after receipt by Officer of notice of the commencement of any action, suit or proceeding, Officer will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Officer otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Officer notifies Corporation of the commencement thereof:

     (a) Corporation will be entitled to participate therein at its own expense;

     (b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Officer. After notice from Corporation to Officer of its election so as to assume the defense thereof, Corporation will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Officer shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such own counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Officer unless (i) the employment of counsel by Officer has been authorized by Corporation, (ii) Corporation shall have reasonably concluded that there may be a conflict of interest between Corporation and Officer in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action for which indemnification is provided by this Agreement, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Corporation shall have made the conclusion provided for in (ii) above; and

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     (c)  Corporation  shall not be  liable  to  indemnify  Officer  under  this
          Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Officer without Officer's written consent. Neither Corporation nor Officer will unreasonably withhold its consent to any proposed settlement.

5.       Advancement and Repayment of Expenses.

     (a) In the event that Officer employs his own counsel pursuant to Section 4(b) (i) through (iii) above in any action other than one by Corporation (except a shareholders' derivative action), Corporation shall advance to Officer, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, and prior to any determination by Corporation's Board of Directors pursuant to Section 2(d) above, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Officer for such expenses.

     (b) Officer agrees that Officer will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Officer in the event and only to the extent it shall be ultimately determined that Officer is not entitled, under the provisions of the Code, the By-Laws, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

6. Enforcement. Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Officer to continue as an officer of Corporation, and acknowledges that Officer is relying upon this Agreement in continuing in such capacity.

7. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

8. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

9. Binding Effect. This Agreement shall be binding upon Officer and upon Corporation, its successors and assigns, and shall inure to the benefit of Officer, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

10. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                                    AMDAHL CORPORATION

                                              By:
                                                   [                      ]
                                                   Chairman of the Board


                                               and




                                                   [                       ]
                                                     Officer